UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 16, 2020

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market
Common Stock Purchase Warrants	SNGXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07, on September 16, 2020, the stockholders of Soligenix, Inc. (the “Company”) approved and adopted an amendment to the Second Amended and Restated Certificate of Incorporation (“Charter Amendment”), which increased the number of authorized shares of Common Stock from 50,000,000 to 75,000,000.  The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on September 16, 2020. A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 16, 2020, the Company held its 2020 Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of Directors:

The following five nominees were elected as directors to serve until the 2021 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Gregg A. Lapointe, CPA	6,310,341	783,593
Diane L. Parks	6,605,996	487,938
Robert J. Rubin, MD	6,602,825	491,109
Christopher J. Schaber, PhD	6,266,366	827,568
Jerome B. Zeldis, MD, PhD	6,471,903	622,031

There were 14,634,578 broker non-votes in the election of directors.

(2)	The approval of an amendment to the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of Common Stock from 50,000,000 to 75,000,000:

The proposal to approve the Charter Amendment was approved, and the votes were as follows:

For	Against	Abstain
16,631,587	4,842,390	254,535

There were no broker non-votes on this proposal.

(3)	Non-binding advisory vote on executive compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2020 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
5,664,169	1,129,813	299,952

There were 14,634,578 broker non-votes on this proposal.

(4)	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of EisnerAmper, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 was approved by votes as follows:

For	Against	Abstain
20,580,248	445,460	702,804

There were no broker non-votes on this proposal.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

September 18, 2020	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

3